Exhibit 99.2
0 Supplemental Financial Presentation May 2024 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see the sections captioned “Risk factors” in our periodic reports filed with the Securities and Exchange Commission.

2 Full Year Fiscal 2024 Highlights Results Fiscal 2024 Total Sales $ $1.67 Billion Total Sales Growth % +0.6% +2.3% excluding the 53rd week in Fiscal 2023 Consolidated Same Store Sales Growth % (6.2)% Stores (5.6)% E-comm (10.6)% Active B Rewarded Customers Purchasing 8.4M +18% New Store Openings 400 stores in 45 states 55 +16% Exclusive Brands Penetration % 37.7% +370bps EBIT % 11.9% GAAP EPS $ $4.80 1Fiscal 2023 was a 53-week year. Management estimates the 53rd week contributed $28.3M of sales. 2As of March 30, 2024, our loyalty program included approximately 8.4 million members who have purchased merchandise from us in the last three fiscal years. 3Fiscal 2024 includes a $2.0M charge related to the partial impairment of the Sheplers’ trademark, worth approximately $0.05 of earnings per diluted share. Excluding the impairment charge, EBIT % would have been 12.0%. 1 2 3 3

3 Q4 Fiscal 2024 Results $193 $189 $259 $383 $426 $388 Q4 '19 Q4 '20 Q4 '21 Q4 '22 Q4 '23 Q4 '24 Q4 Total Sales ($M) 8.7% -4.7% 26.9% 33.3% -5.5% -5.9% Q4 '19 Q4 '20 Q4 '21 Q4 '22 Q4 '23 Q4 '24 Q4 Consolidated SSS% +150bps (10)bps +300bps +120bps (120)bps +160bps Q4 '19 Q4 '20 Q4 '21 Q4 '22 Q4 '23 Q4 '24 Q4 Merchandise Margin % $0.30 $0.20 $0.82 $1.47 $1.53 $0.96 Q4 '19 Q4 '20 Q4 '21 Q4 '22 Q4 '23 Q4 '24 Q4 EPS 1 1 2 1Q4 Fiscal 2023 was a 14-week quarter as a result of the 53rd week in Fiscal 2023. Management estimates the 14th week of Q4 Fiscal 2023 contributed $28.3M in sales and approximately $0.16 of earnings per diluted share. 2Q4 Fiscal 2024 includes a $2.0M charge related to the partial impairment of the Sheplers’ trademark, worth approximately $0.05 of earnings per diluted share. 14 weeks 14 weeks onset of COVID onset of COVID onset of COVID onset of COVID

4 Full Year Fiscal 2024 Results 10.0% 5.0% 3.1% 53.7% -0.1% -6.2% FY19 FY20 FY21 FY22 FY23 FY24 Full Year Consolidated SSS% +110bps +90bps +90bps +270bps (70)bps +160bps FY19 FY20 FY21 FY22 FY23 FY24 Full Year Merchandise Margin % $1.35 $1.64 $2.01 $6.33 $5.62 $4.80 FY19 FY20 FY21 FY22 FY23 FY24 Full Year EPS $777 $846 $893 $1,488 $1,658 $1,667 FY19 FY20 FY21 FY22 FY23 FY24 Full Year Sales ($M) 16.5% five-year CAGR +650bps over six years 28.9% five-year CAGR 1Fiscal 2023 was a 53rd week year. Management estimates the 53rd week contributed $28.3M in sales and approximately $0.16 of earnings per diluted share. 2Fiscal 2024 includes a $2.0M charge related to the partial impairment of the Sheplers’ trademark, worth approximately $0.05 of earnings per diluted share. 1 1 2 53 weeks 53 weeks 65.5% six-year stack

5 Strategic Initiatives Update 1 2 3 4 Expand Our Store Base Drive Same Store Sales Growth Continue Omni-Channel Leadership Build Out Exclusive Brand Portfolio

6 15% New Unit Growth 86 117 152 169 208 219 226 240 259 273 300 345 400 460 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Annual Store Count 1 1Represents management’s guidance to open 60 new stores in Fiscal 2025 provided on the Company’s fourth quarter earnings call on May 14, 2024. 1

7 1 Profitable New Units & Expanding Our National Footprint • 400 stores • 45 states • 86 stores • 8 states 2012 Today New Store Economics SqFt $1.7M $3.0M 1st Year Sales $700K Investment Return on Investment FY25 E 3yr Payback ~1.5yr Payback IPO Model $1.5M 32% 12K ~60% 10K

8 400 460 900 FY24 FY25 E FY26 FY27 FY28 FY29 FY30 1 Illustrative example of 15% new unit growth annually. 2Represents management’s guidance to open 60 new stores in Fiscal 2025 provided on the Company’s fourth quarter earnings call on May 14, 2024. New Store Opportunity1 Looking Forward: 15% New Unit Growth • 500 additional stores opportunity • Expected to contribute ~$1.5 billion in sales • Payback in ~18 months (ROIC ~60%) • All stores positive 4-wall EBITDA 1 2

9 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.2% -1.6% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Consolidated SSS% 2 Over A Decade of Strong Same Store Sales FY13 – FY19 +41% seven-year stack, +6% SSS avg FY20 – FY25 E +54% six-year stack, +9% SSS avg 1 1Reflects the high end of the Company’s guidance range provided on its May 14, 2024 earnings call.

10 2 $4.6 $4.1 FY23 FY24 Average Sales per Comparable Store ($M) Fiscal 2023 45 new stores at ~$3.1M average sales per store Average sales decline of the 290 comparable stores in FY24 Average Comparable Store Sales 1 1 1Average sales per comparable store is calculated by dividing comparable store trailing twelve month sales for the applicable period by the number of comparable stores operating at the end of the period. 2Comparable stores have been open at least 13 full fiscal months as of the end of the current reporting period, although we include or exclude stores in accordance with the additional criteria disclosed in our annual form 10-K. 290 Comparable Stores2 335 Comparable Stores2 • Average sales per comparable store have remained elevated compared to historical levels (pre-pandemic). • Negative retail store SSS% has put pressure on year-over-year comparable store sales in combination with adding new stores with lower average sales than a mature store.

11 Western Country Fashion Mens Womens Customer Segmentation Work 2

12 2 Tailored Marketing - Western

13 2 Tailored Marketing - Work

14 2 Tailored Marketing - Country

15 2 Tailored Marketing - Fashion Kentucky Derby Marketing

16 -1.5% 1.1% Apr May 1 2 Store SSS% by Month FY24 -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.8% -11.5% -8.5% -7.2% -8.1% -2.8% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 FY23 8.1% 14.8% 8.1% 1.6% 4.4% 5.1% 1.5% 1.9% -3.2% 0.6% -1.9% -6.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Stores are ~90% of FY24 Q4 Sales 1Represents preliminary retail store same store sales for April Fiscal 2025 and two weeks of May Fiscal 2025. FY22 323.1% 98.2% 54.0% 74.8% 72.9% 55.5% 50.4% 56.7% 57.8% 38.2% 47.8% 17.3% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1

17 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI enabled) • WHIP (endless aisle) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Maximize clearance margin

③ Differentiated Online Presence

BOOT BARN

- Branded site
- Same price as stores
- Sales performing better than other sites
- Most profitable online site
- ~75% of Q4 fiscal 2024 online sales

SHEPLERS

EST. 1899

- Price sensitive customer
- Same assortment as Bootbarn.com
- ~13% of Q4 fiscal 2024 online sales

COUNTRY OUTFITTER

— FIND YOUR COUNTRY —

- Mostly ladies' product
- More fashionable customer
- ~5% of Q4 fiscal 2024 online sales

amazon

- Least profitable online site
- ~7% of Q4 fiscal 2024 online sales

18

19 3 Ecommerce SSS% by Month 5.3% 3.1% Apr May FY24 -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.8% -15.1% -8.4% -11.3% -5.9% -6.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 FY23 13.1% 8.5% 6.4% -3.0% -1.3% -13.5% -18.5% -25.4% -10.1% -16.3% -18.7% -19.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Ecommerce is ~10% of FY24 Q4 Sales 1Represents preliminary retail store same store sales for April Fiscal 2025 and two weeks of May Fiscal 2025. 1 FY22 26.1% -4.4% 10.2% 32.1% 40.3% 49.3% 55.5% 59.4% 42.4% 63.1% 57.2% 35.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1

20 WESTERN COUNTRY ARTIST INSPIRED WORK RANCH & RODEO 4 Exclusive Brands Portfolio PREMIUM VALUE

21 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 37.7% 38.8% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Full Year Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $628 $698 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Full Year Exclusive Brands Sales ($M) 4 1FY25 estimated 38.8% consolidated exclusive brand penetration reflects 110 basis points of growth over fiscal 2024 as provided in the Company’s guidance outlined on their May 14, 2024 earnings call. 1 1 Exclusive Brands Penetration Growth

22 Exclusive Brands Growth & Margin Expansion Estimated 760bps total margin expansion Exclusive Brands Penetration Growth Over Seven Years 13.5% 37.7% 38.8% FY18 FY24 FY25 E EB is Only 1/3 of Margin Appreciation EB Expansion 250bps Improved full-price selling & buying economies of scale 510bps +110bps +90bps +90bps +270bps (70)bps +160bps +110bps FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Merchandise Margin Growth Over Seven Years 1 2 4 1FY25 estimated 38.8% consolidated exclusive brand penetration reflects 110 basis points of growth over fiscal 2024 as provided in the Company’s guidance outlined on their May 14, 2024 earnings call. 2FY25 estimated 110 basis points of merchandise margin as provided in the Company’s guidance outlined on their May 14, 2024 earnings call.

23 FY25 Guidance

24 Full Year Fiscal 2025 Financial Guidance Full Year FY25 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % New Store Openings $1,766 (3.6)% (4.0)% (0.5)% 5.9% 60 $1,800 (1.6)% (2.0)% 2.0% 8.0% 60 15% new unit growth ~25 first half, ~35 second half Gross Profit % $647.2 36.6% $664.1 36.9% +110bps merchandise margin +110bps exclusive brands penetration (110)bps buying & occupancy deleverage SG&A % $458.9 26.0% $463.4 25.7% Income from Operations % $188.3 10.7% $200.7 11.2% GAAP Earnings per Diluted Share $4.55 $4.85

25 Q1 Fiscal 2025 Financial Guidance Q1 FY25 Financial Guidance Low End ($M) High End ($M) Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % New Store Openings $399 (4.5)% (5.0)% 0.0% 4.0% 10 $407 (2.5)% (3.0)% 2.0% 6.1% 10 Gross Profit % $142.6 35.7% $146.2 36.0% SG&A % $103.9 26.0% $105.0 25.8% Income from Operations % $38.7 9.7% $41.2 10.1% GAAP Earnings per Diluted Share $0.94 $1.00

26 National Leader in Attractive Market • Leading player in estimated $40 billion industry • Brick-and-mortar presence in 45 states and online sales in all 50 states plus international • Pressure-tested model World Class Omni-Channel Capabilities • Strong variety of omni-channel offerings in place • Ability to drive incremental traffic to stores • Improved customer satisfaction with added convenience and quicker delivery Strong New Unit Growth Opportunities • Proven ability to open stores in both new and existing markets • Store-preferred shopping experience • Minimal sales cannibalization from new stores Lifestyle Brand with Loyal Customer • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Lifestyle experience across stores, e-commerce and events Profit Enhancement Opportunities • Proven ability to drive merchandise margin expansion • Economies of scale in purchasing & ability to leverage expenses Investment Considerations Exclusive Brands • 1,000bps margin enhancement vs. 3rd party brands • Differentiated assortment to satisfy all customer segments • Proven supply chain reliability

27 investor.bootbarn.com